THE ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY

Issued by

Transamerica Life Insurance Company

Supplement Dated October 30, 2002
to the
Prospectus dated May 1, 2002

Effective November 4, 2002, we will not accept any premium payment that is allocated to the fixed account in excess of $25,000, except the dollar cost averaging fixed account option. We also will not accept any premium payment or transfer which would result in the policy value in the fixed account exceeding $25,000, except the dollar cost averaging fixed account option.

This Prospectus Supplement must be accompanied
by the Prospectus for the
The Atlas Portfolio Builder Variable Annuity dated May 1, 2002